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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 24, 1997

                 ELECTRONIC DATA SYSTEMS CORPORATION
        (Exact name of registrant as specified in its charter)

        Delaware              01-11779              75-2548221
    (State or Other         (Commission           (IRS Employer
    Jurisdiction of          File Number)       Identification No.)
     Incorporation)


                          5400 Legacy Drive
                      Plano, Texas 75024-3105
              (Address of principal executive offices,
                         including zip code)



Registrant's telephone number, including area code      (972) 604-6000


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Item 5.  Other Events.

     On April 24, 1997, Electronic Data Systems Corporation, a
Delaware corporation, issued the press release attached as Exhibit 99(a) hereto announcing the first quarter 1997 earnings.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

         Exhibit
         Number       Description of Document

         99(a)        Press Release of Electronic Data Systems
                      Corporation dated April 24, 1997.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ELECTRONIC DATA SYSTEMS
                                     CORPORATION


                              By:    /s/ D. Gilbert Friedlander
                                     --------------------------
                              Name:  D. Gilbert Friedlander
                              Title: Senior Vice President


April 24, 1997


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